INCOME TAXES	9 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13 – INCOME TAXES

The Company calculates its provision for Income tax based on the current tax law Prevailing in India. Due to the Company’s history of losses, there is no income tax liability accrued in the books during the current year and the previous year.

The significant components of deferred income tax expense/(benefit) from operations for each of the years ended are approximated as following:

Deferred income taxes	(Audited) December 31, 2023 ($)	(Audited) March 31, 2023 ($)	(Unaudited) December 31, 2022 ($)

Net operating loss carry-forwards	-	64,241	64,241

Net deferred tax asset	-	64,241	64,241

Valuation allowance	-	(64,241)	-
	-	-	64,241

A valuation allowance is recognized against deferred tax assets when, based on the consideration of all available positive and negative evidence using a more likely than not criteria, it is determined that all or a portion of these tax benefits may not be realized. This assessment requires consideration of all sources of taxable income available to realize the deferred tax asset including taxable income in prior carry-back years, future reversals of existing temporary differences, tax planning strategies and future taxable income exclusive of reversing temporary differences and carryforwards. The Company incurred losses on a cumulative basis for the two-year period ended March 31, 2023, which is considered to be significant negative evidence. The positive evidence considered in support was insufficient to overcome this negative evidence. As a result, the Company established a full valuation allowance for its net deferred tax asset in the amount of $;Nil thousand as of December 31, 2023 (March 31, 2023: $64 thousand).

The Company files the income tax returns in India.

RESULTS OF OPERATIONS